UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14a-12

Harley-Davidson, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On May 9, 2025, Harley-Davidson, Inc. issued a press release in connection with its upcoming 2025 annual meeting of shareholders. A copy of the press release is attached hereto as Exhibit 1.

Exhibit 1

Harley-Davidson Comments on H Partners’ Latest Missive

Urges Shareholders to Vote “FOR ALL” Director Nominees Using the WHITE Proxy Card TODAY

MILWAUKEE, May 9, 2025 – Harley-Davidson, Inc. (the “Company” or “Harley-Davidson”) (NYSE: HOG) today issued the following statement addressing H Partners’ accusations of improper conduct:

“Regrettably, H Partners has been pursuing a misleading and disruptive campaign for weeks. As our 2025 Annual Meeting of Shareholders approaches, H Partners has resorted to a desperate, last-ditch attempt to sway shareholders. The Harley-Davidson Board is operating with the utmost integrity and in accordance with concepts of responsible corporate governance – concepts that H Partners clearly does not understand.

Unlike H Partners and their self-serving antics, the Board is committed to one thing – acting in the best interests of all shareholders. The facts are as follows:

•	The Harley-Davidson Board of Directors has developed and is executing a thoughtful and deliberate CEO search process, as well as Board refreshment planning.
•	Each of the three Directors targeted by H Partners – Jochen Zeitz, Tom Linebarger and Sara Levinson – is critical to this CEO search process and the successful onboarding of the next leader of Harley-Davidson, which is why they are standing for re-election at this month’s Annual Meeting.

H Partners had their chance to be an integral part of this search process to help guide the selection of a new CEO – they gave that up. Before doing so, however, they consistently supported the very CEO, strategy and Directors they now find so objectionable. Mere months ago, they voted for the Company’s current Director nominees to stand for reelection, and their preferred CEO candidate was carefully considered on an accelerated basis by the Board.

H Partners’ latest missive is yet another unfortunate attempt to distract shareholders from these undeniable facts.”

Your Vote is Important

The Board of Directors strongly urges all Harley-Davidson shareholders to protect the value of their investment and preserve the future of Harley-Davidson by voting “FOR ALL” of the Company’s nominees on the WHITE proxy card TODAY.

To learn more, visit www.VoteHarleyDavidson.com.

If you have any questions or require any assistance with respect to voting your shares, please contact our proxy solicitor:

INNISFREE M&A INCORPORATED

Shareholders may call:

1 (877) 456-3507 (toll-free from the U.S. and Canada)

+1 (412) 232-3651 (from other countries)

Contacts

Media

FGS Global

Stephen Pettibone/Kelsey Markovich/Bryan Locke/Danielle Berg

HOG@fgsglobal.com

Investors

Shawn Collins

shawn.collins@Harley-Davidson.com

(414) 343-8002

About Harley-Davidson

Harley-Davidson, Inc. is the parent company of Harley-Davidson Motor Company and Harley-Davidson Financial Services. Our vision: Building our legend and leading our industry through innovation, evolution and emotion. Our mission: More than building machines, we stand for the timeless pursuit of adventure. Freedom for the soul. Our ambition is to maintain our place as the most desirable motorcycle brand in the world. Since 1903, Harley-Davidson has defined motorcycle culture by delivering a motorcycle lifestyle with distinctive and customizable motorcycles, experiences, motorcycle accessories, riding gear and apparel. Harley-Davidson Financial Services provides financing, insurance and other programs to help get riders on the road. Harley-Davidson also has a controlling interest in LiveWire Group, Inc., the first publicly traded all-electric motorcycle company in the United States. LiveWire is the future in the making for the pursuit of urban adventure and beyond. Drawing on its DNA as an agile disruptor from the lineage of Harley-Davidson and capitalizing on a decade of learnings in the EV sector, LiveWire's ambition is to be the most desirable electric motorcycle brand in the world. Learn more at harley-davidson.com and livewire.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release that do not relate to matters of historical or current fact should be considered forward-looking statements, including without limitation statements regarding expectations regarding future results of operations, financial position and performance of the Company including, without limitation, with respect to earnings capacity and shareholder value; potential impacts of macroeconomic conditions on the Company's business and results of operations; the Hardwire strategic plan priorities and execution, including the results thereof; industry and business trends, and business strategy, initiatives and opportunities, including, without limitation, regarding impact, profitability and timing of new entry level products and potential investment in the HDFS Harley-Davidson Financial Services subsidiary/business; impacts of the H Partners Management, LLC (“H Partners”) campaign related to the Company's 2025 annual meeting of shareholders (the “Annual Meeting”); and executive succession and board refreshment, including expected results thereof. These forward-looking statements are based on information available to the Company as of the time the statements are made as well as the Company’s current expectations, assumptions, estimates and projections and are subject to certain risks and uncertainties that are likely to cause actual results to differ materially, unfavorably or favorably, from those anticipated. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “anticipates,” “expects,” “plans,” “projects,” “may,” “will,” “estimates,” “targets,” “intends,” “forecasts,” “seeks,” “sees,” “should,” “feels,” “commits,” “assumes,” “envisions,” or, in each case, their negative or other variations or comparable terminology, or words of similar meaning. Certain of such risks and uncertainties are described below, and others are listed in Part I, Item 1A. Risk Factors and in Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2025, in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2025 filed with the SEC on May 6, 2025, and other subsequent reports filed with the SEC, including, among others, subsequent quarterly reports on Form 10-Q. Shareholders, potential investors, and other readers should consider these factors in evaluating, and should not place undue reliance on, the forward-looking statements. Such forward-looking statements speak only as of the date they are first made in this press release and the Company disclaims any obligation to publicly update or revise any forward-looking statements after such time, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Factors that may impact such forward-looking statements include, but are not limited to, risks and uncertainties regarding the Company’s ability to execute its business plans and strategies, including without limitation the Hardwire strategic plan; manage supply chain and logistics issues; manage the impact, and predict potential further impacts, of new, reinstated or adjusted tariffs on the Company; accurately analyze, predict and react to changing market conditions, interest rates, and geopolitical environments, and successfully adjust to shifting global consumer needs and interests; maintain and enhance the value of the Harley-Davidson brand; manage through changes in general economic and business conditions; develop and successfully introduce products, services and experiences; realize the expected business benefits from LiveWire operating as a separate business of the Company; and retain and attract talented employees and leadership; uncertainties regarding actions that have been taken and may in the future be taken by H Partners in furtherance of its campaign relating to the Company’s Annual Meeting of shareholders and potential costs and management distraction attendant thereto; and uncertainties regarding a potential third party investment in HDFS Harley-Davidson Financial Services.

Additional Information Regarding the 2025 Annual Meeting of Shareholders and Where to Find It

Harley-Davidson has filed its definitive proxy statement, containing a form of WHITE proxy card, and a proxy statement supplement, with the SEC with respect to its solicitation of proxies for the Annual Meeting.

INVESTORS AND SHAREHOLDERS ARE STRONGLY URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (AS SUPPLEMENTED AND INCLUDING ANY OTHER AMENDMENTS OR SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD FILED BY HARLEY-DAVIDSON AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION.

Investors and shareholders may obtain copies of these documents and other documents filed with the SEC by Harley-Davidson free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Harley-Davidson are also available free of charge by accessing Harley-Davidson’s website at https://investor.harley-davidson.com.

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